Alcoa Corporation Company Overview September 2016 Exhibit 99.1

Important Information Forward–Looking Statements This presentation contains statements that relate to future events and expectations and as such constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include those containing such words as “anticipates,” “believes,” “could,” “estimates,” “expects,” “forecasts,” “goal,” “intends,” “may,” “outlook,” “plans,” “projects,” “seeks,” “sees,” “should,” “targets,” “will,” “would,” or other words of similar meaning. All statements that reflect Alcoa’s and Alcoa Corporation’s expectations, assumptions or projections about the future, other than statements of historical fact, are forward-looking statements, including, without limitation, forecasts concerning global demand growth for aluminum, supply/demand balances; projections or forecasts of financial results or operating performance; statements about strategies, outlook, business and financial prospects; and statements regarding the prospective separation transaction. Forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, and changes in circumstances that are difficult to predict. Although Alcoa believes that the expectations reflected in any forward-looking statements are based on reasonable assumptions, it can give no assurance that these expectations will be attained and it is possible that actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks and uncertainties. Such risks and uncertainties include, but are not limited to: (a) uncertainties as to the timing of the separation and whether it will be completed; (b) the possibility that various closing conditions for the separation may not be satisfied; (c) the impact of the separation on the businesses of Alcoa; (d) the risk that the businesses will not be separated successfully or such separation may be more difficult, time-consuming or costly than expected, which could result in additional demands on Alcoa’s resources, systems, procedures and controls, disruption of its ongoing business and diversion of management’s attention from other business concerns; (e) material adverse changes in aluminum industry conditions, including global supply and demand conditions and fluctuations in London Metal Exchange-based prices and premiums, as applicable, for primary aluminum, alumina, and other products, and fluctuations in indexed-based and spot prices for alumina; (f) deterioration in global economic and financial market conditions generally; (g) unfavorable changes in the markets served by Alcoa and Alcoa Corporation; (h) the impact of changes in foreign currency exchange rates on costs and results; (i) increases in energy costs; (j) the inability to achieve the level of revenue growth, cash generation, cost savings, improvement in profitability and margins, fiscal discipline, or strengthening of competitiveness and operations anticipated from restructuring programs and productivity improvement, cash sustainability, technology advancements, and other initiatives; (k) Alcoa’s inability to realize expected benefits, in each case as planned and by targeted completion dates, from acquisitions, divestitures, facility closures, curtailments, or expansions, or joint ventures; (l) political, economic, and regulatory risks in the countries in which Alcoa operates or sells products; (m) the outcome of contingencies, including legal proceedings, government or regulatory investigations, and environmental remediation; (n) the impact of cyber attacks and potential information technology or data security breaches; and (o) the other risk factors discussed in Alcoa’s Form 10-K for the year ended December 31, 2015, Alcoa Corporation’s registration statement on Form 10, and other reports filed by Alcoa with the U.S. Securities and Exchange Commission (SEC). Alcoa disclaims any obligation to update publicly any forward-looking statements, whether in response to new information, future events or otherwise, except as required by applicable law. Market projections are subject to the risks discussed above and other risks in the market. This presentation includes unaudited “non-GAAP financial measures” as defined in Regulation G under the Securities Exchange Act of 1934, including Adjusted EBITDA. Alcoa and Alcoa Corporation believe that the presentation of non-GAAP financial measures helps investors by providing additional information with respect to the operating performance of Alcoa Corporation and the ability of Alcoa Corporation to meet its financial obligations. The presentation of non-GAAP financial measures is not intended to be a substitute for, and should not be considered in isolation from, the financial measures reported in accordance with GAAP. See the appendix for a reconciliation of the non-GAAP financial measures included in this presentation to their comparable GAAP financial measures. _______________________________________________ Adjusted EBITDA: References to historical EBITDA herein means adjusted EBITDA, for which we have provided calculations and reconciliations in the Appendix

Table of Contents Separation Overview Business Overview Financial Overview Separation Overview Alcoa Corporation Introduction Key Business Highlights 1 2 3 Financial Overview 4 Conclusion 5

Separation Overview Section 1

Separation Culminates Alcoa's Successful Multi-Year Transformation

Separation will Create Two Industry-leading, Independent Public Companies

Separation Overview

- On September 28, 2015, Alcoa Inc. (NYSE:AA) announced its Board of Directors unanimously approved a plan to separate into two independent, publicly traded companies
- The separation will launch two Fortune 500 companies:

1. **Alcoa Corporation:** Alcoa Inc.'s business units focused on Bauxite, Alumina, Aluminum, Cast Products, North American Packaging Rolled Products(1) and Energy
2. **Arconic:** Alcoa Inc.'s Engineered Products and Solutions, Transportation and Construction Solutions, and Rolled Products segments(1)

- Following the separation, existing Alcoa Inc. shareholders will own ~80% of the common stock of Alcoa Corporation
  - Remaining ~20% will be owned by Arconic Inc.
- Transaction intended to be tax-free to U.S. shareholders
- Separation on course to be completed in the second half of 2016

Strategic Rationale for Separation

- Successful multi-year transformation has reshaped Alcoa's portfolio to create two strong value engines
  - Separation will position these businesses as leaders in their respective industries
- Transaction is aimed at creating long-term shareholder value by launching two market-leading companies with distinct investment profiles. Each company will be:
  - Led by a focused and experienced management team
  - Able to effectively allocate resources and deploy capital in-line with individual growth priorities and cash flow profiles
  - Situated to pursue opportunities in increasingly competitive and rapidly evolving markets
  - Positioned to attract an investor and capital base suited to their unique value propositions and operational and financial characteristics

1) The rolling mills located at Warrick and Ma'aden will be part of Alcoa Corporation

Advancing each generation. ALCOA 5

Intended Capital Structure Separation Structure Alcoa Corporation to be Created as a New Company Expects to list its common stock on the New York Stock Exchange under the ticker “AA” “New Co.” “Remain Co.” Alcoa Corporation (New Co.) Conducts a capital raise of approximately $1B in funded debt Proceeds, net of fees, from funded debt will be used to pay Arconic Obtains up to ~$1.5B of liquidity facilities through a senior secured revolving credit facility Arconic (Remain Co.) Alcoa Inc.’s debt remains with Arconic1 Arconic uses cash received from Alcoa Corporation to pay down a portion of the debt retained from Alcoa Inc. 1) Except for BNDES loans; refer to the Form 10 for additional details Will trade on the New York Stock Exchange under the ticker “ARNC” Intended Separation Structure Creates Strong Balance Sheets for Both Companies

Executing Separation – On Course for Second Half of 2016 Separation Approximate Timeline and Path to Completion 1) Refers to productivity programs in Alcoa Corporation’s Bauxite, Alumina, Aluminum, Cast Products and Energy segments 4Q 2015 1st Half 2016 2nd Half 2016 Launched New Value-Add Name and Brand and Refreshed Alcoa Brand Initial Form 10 Filing - e.g., 3-Year Carve-Out Financials Form of Separation and Legal Structure Intended Debt Structure Allocation of Assets and Liabilities Governance Elements Separate Supplier/Partner Contracts Filing of Form 10 Amendment Includes 2Q 2016 financials Form 10 Effectiveness and Final Board Approval Complete Separation of IT Systems and Infrastructure Complete Financing Begin Trading as Two Companies ü ü Launched the Separation Program Office Announced the Executive Management Teams Confirmed U.S. Domicile for Both Companies Launched New Business Improvement Programs for 2016 ü ü ü ü ü ü

Alcoa Corporation Introduction Section 2

Alcoa Corporation: Cost Competitive Industry Leader

ALUMINA		ALUMINUM			
Bauxite	**Alumina**	**Energy**	**Aluminum**	**Cast Products**	**Rolled Products**
World's largest bauxite miner, with a solid first-quartile cost curve position	World's largest alumina producer, with a highly competitive first-quartile cost curve position	Power production capacity of ~1,470[(1)] megawatts, of which ~55% is low-cost hydroelectric power	Global aluminum producer with a significantly strengthened second-quartile cost curve portfolio	15 operating casthouses providing value-added products to customers in growing markets	Efficient and focused can sheet leader in North America








1) Excludes the Yadkin Hydroelectric Project (215MW of capacity); sale expected to close in H2 2016. Including the Yadkin facility, Alcoa Corporation's current total generation capacity is ~1,685MW, of which ~61% is hydroelectric power

Advancing each generation. ALCOA 9

Global Strength: A team of nearly 16,000 employees in 10 countries, generating more than $11 billion in 2015 revenue. More than 25 facilities, representing six business units. Global Footprint in Proximity to Key Strategic Markets Global Strength: A team of nearly 16,000 employees, generating more than $11 billion in 2015 revenue. Six business units, with 25 manufacturing facilities in 10 countries. Indicates fully curtailed facility v

Unrivalled Upstream Aluminum Experience with the Flexibility of a Newly Formed Company Alcoa Corporation’s Significant Competitive Advantages Distinguish Us From Our Peers Solution-oriented customer relationships and programs Establishment of a strong, operator focused culture Operational reliability and excellence Aggressive asset portfolio management Efficient use of available capital Disciplined execution of high return growth projects Continuous pursuit of improvements in productivity Attracting and retaining the best employees globally World-class, cost-competitive portfolio active in all parts of the aluminum value chain Access to key strategic markets Customer relationships across the industry spectrum and around the world Experienced management team with substantial industry expertise and track record of strong corporate governance History of operational excellence and continuous productivity improvements Dedication to environmental excellence and safety Positioned for future market scenarios Core Strategic Principles Key Strategic Advantages

Key Business Highlights Section 3

Premier Global Bauxite Position Alcoa mines well positioned with bauxite reserves 1) CRU analysis, 2) Including 100% equity interests of AWAC assets, 3) Competitor production information sourced from Wood Mackenzie Largest bauxite miner, 45.3 Mmt production in 2015 1st Quartile Cost curve position(1) Consistent and reliable bauxite supplier Next to major markets, with space to grow Technical refining knowledge to provide multi-product customer solutions Country bauxite reserves Country bauxite reserves where Alcoa has mines Bright Future for Alcoa’s Bauxite Business Global bauxite reserves in billions of mt and Alcoa bauxite mines Alcoa World Alumina and Chemicals (AWAC) partnership is the Largest Bauxite Miner in the world Building out 3rd party bauxite business; secured multiple bauxite supply contracts $60M of contracts in 2Q 2016; total 3rd party bauxite sales $410M (2016-17) Proximity to owned refinery operations Strong presence in Atlantic and Pacific markets Operator of 4 of 7 mines Equity interests in operations in Brazil, Guinea and Saudi Arabia Marketing Governance 2015E alumina production from top 10 producers(2,3)(mmt) 10% of global prod. China imports 6.5% of annual demand = 3.9MMT 2015E (3) Largest global bauxite miner 2015 bauxite production from top 5 producers(2,3)(Mmt) ATOI up $13M Q2 vs. Q1

World’s Most Attractive Alumina Refining Business Gas supply agreement secures a low cost position for Western Australia refineries through 2032 San Ciprian natural gas solution driving cost footprint improvement Access to growth markets in Asia, Middle East, and Latin America 3rd party shipments of 10.8mmt in 2015 (~70% of production) 75% of 3rd party smelter-grade shipments on API/Spot in 2015; up from 68% in 2014 and 5% in 2010 Proven ability to improve, divest, close or curtail assets Adapted Pocos to NMA, Sold Jamalco, curtailed Suralco and Point Comfort Highly competitive first quartile cost curve position Largest global alumina producer Energy Marketing 1) Including 100% equity interests of AWAC assets, 2) Competitor production information sourced from Wood Mackenzie API = Alumina Price Index Refinery 2015E alumina production from top 10 producers(2,3)(mmt) 10% of global prod. Active portfolio management China imports 6.5% of annual demand = 3.9MMT 2015E (3) AWAC partnership is the Largest Alumina Refiner in the world Renato to send slides Largest alumina producer, 15.7 Mmt production in 2015 1st Quartile Cost curve position(2) Diversified portfolio; nine refineries on five continents Proven ability to improve, divest, close or curtail assets Closed, divested or curtailed 25% of total operating capacity since 2010 2015 alumina production from top 5 producers(1,2)(Mmt)

Alumina Cost Position Moves 7 Points in 5 Years $/MT Production (MMT) Alcoa moves to 23rd Percentile in 2015 ALUMINA 2015: 23rd Percentile 2010: 30th Percentile Source: CRU and Alcoa analysis 2016 Target: 21st Percentile Key 2015 / 2016 actions Saudi Arabia joint venture refinery nameplate capacity of 1,800 kmt Full curtailment of Suralco Full curtailment of Point Comfort Benefit of Jamalco sale Secured an attractive 12 year gas supply agreement (starting in 2020) in Western Australia San Ciprian conversion to natural gas Executing productivity initiatives to capture cost savings Reshaping portfolio Lowering costs

Driving Value Through Substantial Energy Assets



Energy global footprint and competitive attributes

Energy assets[1] in North and South America...

Power generation capacity
~1,470 MW[3]



Coal
Hydroelectric

Country	Consolidated Capacity (MW)
Brazil[2]	492
Canada	132
Suriname	189
United States[3]	657

...are managed to create maximum profitability under a variety of situations

Strategic power management

- Brazil assets **provide optionality** between **market sales** and **metal production**
- Approximately **55% of generated power sold externally** in 2015
- **Capturing significant** earnings from **power sales** globally
- **Securing energy needs** with 3rd parties for operations

Asset portfolio

- ~55% of capacity is **hydroelectric**[3]
- **Sale of Yadkin Hydroelectric Project** in North Carolina expected to close in H2 2016

1) Alcoa has an equity interest in the majority of facilities. 2) The Consolidated Capacity of the Brazilian energy facilities is the assured energy that is approximately 55% of hydropower plant nominal capacity. 3) Excludes the Yadkin Hydroelectric Project (215MW of capacity); sale expected to close in H2 2016. Including the Yadkin facility, Alcoa Corporation's current total generation capacity is 1,685MW, of which approximately 61% is hydroelectric power.

Advancing each generation. ALCOA 16

Smelting Portfolio Well Positioned to Benefit from Strong Aluminum Demand



Proven ability to consistently deliver productivity gains in aluminum production...



Smelter
Other(1)

World's fourth largest producer of aluminum

- **~46% of capacity**, 1.7M MT, at **top-tier sites**
  - Canada, Iceland, Norway
  - **25.1% ownership** of the **world's lowest cost smelter** (Saudi Arabia JV)

...is complemented by success factors ensuring long-term competitiveness

Sustainable energy

- **~70% of smelter power is hydroelectric**
- **~75%** of smelter **power secured through 2022**
- **~14%** of worldwide smelter power is **self-generated;** remainder purchased through **long-term agreements**
- Recent **energy agreements** have **increased competitiveness** of **Massena West and Intalco**

Active portfolio management

- Proven ability to **improve, divest**, **close or curtail assets**
- **Aggressive actions taken in 2015 and 2016**
  - Sao Luis smelter curtailment (74,000 mtpy)
  - Pocos de Caldas smelter closure (96,000 mtpy)
  - Wenatchee smelter curtailment (143,000 mtpy)
  - Warrick smelter closure (269,000 mtpy)

1) Other includes Lake Charles (carbon products), Gum Springs (spent potlining treatment facility), and Strathcona (carbon products).

Advancing each generation. ALCOA 17

Aluminum Cost Position Moves 8 Points in 5 Years $/MT Production (MMT) Cost-per-metric-ton declines as we hold 43rd position 2015: 43rd Percentile 2010: 51st Percentile 2016 Target: 38th Percentile ALUMINUM Key 2015 / 2016 actions Saudi Arabia joint venture smelter at nameplate (740 kmt) Curtailment of Sao Luis and Wenatchee Closure of Poços de Caldas and Warrick Reduced energy costs at Intalco and Massena West; benefit of Quebec contracts Executing productivity initiatives to capture cost savings Reshaping portfolio Lowering costs Source: CRU and Alcoa analysis

Global demand on track to double between 2010 and 2020 Progressively tightening market is leading to global deficit for 2016 Inventories are low based on days of consumption China not exporting primary aluminum Exports of fake semis declining Fact… Fiction… The fundamental outlook of aluminum is weak Aluminum supply glut will continue China exporting primary aluminum China exports increasing x x x x Aluminum Market Misconceptions Setting the Record Straight

Unique Global Network of Casthouses Offering Value-Add Opportunities



Unique global network of casthouses...



Casthouse

World-class casthouses

- **18[1] casthouses** providing value-add products
- Casthouse **Center of Excellence** driving continuous improvement and best practice sharing across the portfolio

...continuously shifting to high value-add products serving a broad customer base

Serving growing markets

- **67% value-add** products in 2015
- **Slab casting** supporting **automotive growth**
- **Billet** production serving **growing extrusion** markets



Value-add products as % of total shipments





57%
65%
67%
2010
2014
2015

Value-Add **portfolio** provides **profits** throughout the cycle:
$1.6B
in **incremental margin** 2010 through 2015

Creating value for customers

- Innovative **new foundry alloys** for automotive market
- Alloys qualified with top tier OEM; 8 trials ongoing; 20 more planned

(1) Includes 3 curtailed operations and Ma'aden Casthouse

Advancing each generation. ALCOA 20

Leading Can Sheet Supplier in North America



Two mill system covering North America packaging markets


Packaging Mills

World-class Operations for Can Sheet market

- **Warrick Operations:** Food Stock, Beverage End & Tab Stock, Lithographic Sheet, Body Stock and Bottle Stock
- **Ma'aden Rolling Company**(2)**:** Wide Body Stock, Beverage End & Tab

Strong North America market and technology position

North America: #1 or #2 position(1)



- **#1 Position** (> 90% Share) in **North America** Aluminum **Food Can** segment
- **#2 Position** in **North America Beverage Can** Sheet segment
- **Patented E-Coat® coating** process for Beer End Stock
- **Two Roll Coat lines use FDA-approved chemistry** to coat metal used in the food and beverage industry
- **Only Aluminum Lithographic** Sheet Maker in **North America**
- Transition Tennessee Wide Body Stock to MRC over 3yr period

Ma'aden Rolling Company:

- **State of-the-Art Rolling Mill**, Coating line and Recycling facility for Can Sheet
- Began operations in 2014

1) Based on AGP NA 2016 Forecast. (2) JV- Alcoa 25.1% stake in MRC

Advancing each generation. ALCOA 21

Experienced Management Team with Substantial Industry Expertise Name Future Alcoa Corp. Title Title at Alcoa Inc. Years with Alcoa Roy C. Harvey CEO President of Global Primary Products 14 Tómas Már Sigurdsson COO COO of Global Primary Products 12 William F. Oplinger CFO EVP & CFO 16 Renato Bacchi VP & Treasurer Assistant Treasurer 18 Robert S. Collins VP & Controller, FP&A VP & Controller 11 Leigh Ann Fisher Chief Administrative Officer GPP CFO 27 Jeffrey D. Heeter Chief Legal Officer Assistant General Counsel 18 Senior management team collectively has more than 110 years of experience in the metals and mining, commodities, and aluminum industries

Track Record of Cost Leadership and Margin Expansion Prepares Alcoa Corporation to Shine in a Volatile Commodity Environment Rigorous Cost, Productivity, and Cash Management Largest Global Bauxite Supplies Ensure Alumina Strength for the Future 1) CRU and Alcoa analysis Positioned to best Capitalize on Market fundamentals 67% 2015 2014 2010 Value-add products as a % of cast product shipments Value-Add Casthouse Portfolio Provides Profits Throughout the Cycle Proven Commitment to Cost Leadership 1st Quartile(1) Alumina Position

Financial Overview Section 4

Overview of 2Q 2016 Results – Alcoa Inc. Alumina and Primary Metals Segments 2Q 2016 Overview of Alcoa Inc. Alumina and Primary Metals Segments Total revenue of $2.3 billion, up 7 percent sequentially Predominately due to 22 percent higher alumina prices, 2 percent higher aluminum pricing and organic growth, slightly offset by the impact of curtailed, divested, and closed operations Third-party revenue of $1.8 billion, up 9 percent sequentially After-tax operating income of $150 million, up sequentially, as improved pricing, productivity savings and the realized benefit of a more competitive portfolio lifted Alumina and Primary Metals segments profit Alcoa World Alumina and Chemicals secured $60 million of new third-party bauxite sales over the next two years Reached power agreement to improve competitiveness of Intalco smelter in Washington State and curtailed Pt. Comfort, Texas refinery Note: After the separation, Warrick and Saudi Arabia rolling mill operations (currently in Arconic GRP segment) will be in Alcoa Corporation. Alcoa Corporation Primary Products businesses (existing Alumina and Metal segments)

Alcoa Inc. Alumina Segment: Earnings Lifted by Pricing and Performance 2Q16 Actual – Alumina API pricing up 22% sequentially, down 26% year-over-year Production down vs. Q1 on Pt Comfort curtailment, partially offset by higher production in Sao Luis, Kwinana and San Ciprián Productivity gains through strong cost control and execution of curtailments 3rd party Bauxite sales continue to grow. Bauxite ATOI up $13M sequentially 2Q15 1Q16 2Q16 Production (kmt) 3,977 3,330 3,316 3rd Party Shipments (kmt) 2,706 2,168 2,266 3rd Party Revenue ($ Millions) 924 545 694 3rd Party Price ($/MT) 337 249 304 ATOI ($ Millions) 215 8 109 2nd Quarter ATOI Results 2nd Quarter Business Highlights $ Millions 2nd Quarter ATOI Performance Bridge Productivity Volume / Price / Mix ($14) ($1)

Alcoa Inc. Primary Metals Segment: Benefit from Pricing and Portfolio Actions $ Millions 2Q16 Actual – Primary Metals ($18) Productivity ($5) (1) Realized price up 3% sequentially Production down 60 kmt following Warrick closure Benefit from productivity, lower carbon costs and the Warrick closure Alumina costs follow 90-day lag on API pricing Energy sales down due to lower volumes in Brazil and US 2Q15 1Q16 2Q16 Production (kmt) 701 655 595 3rd Party Shipments (kmt) 630 575 565 3rd Party Revenue ($ Millions) 1,534 1,123 1,119 3rd Party Price ($/MT) 2,180 1,793 1,849 ATOI ($ Millions) 67 14 41 2nd Quarter ATOI Results 2nd Quarter Business Highlights 2nd Quarter ATOI Performance Bridge 1) Metal Price = LME + Regional Premium; Regional Premium previously reported in Price/Mix category

Alcoa Corporation Will Have Six Strong Segments Providing Revenue and EBITDA Diversity Alcoa Corporation Revenues and Adjusted EBITDA: Full year 2015 Actual 1) Before Intersegment Eliminations; 2) Conversion Margin removes pass through metal cost from margin calculation See appendix for adjusted EBITDA reconciliations $ $ Revenue ($B) $8.3 Profitability (Adjusted EBITDA %, $B) Total Revenue Intersegment e.g., Mine -> Refinery % Margin Adj. EBITDA $0.9 $0.5 $0.2 $0.3 $0.2 3rd Party Revenue $1.7 ($0.5) Closed/Corporate Exp. Cast P. Aluminum Energy Alumina Bauxite $0.1 Rolled P. (1) Alcoa Corporation Segment Financials per Form 10 Aluminum Conversion margin is primary performance metric(2)

Alcoa Corporation Earnings Strong Despite Lower Prices Total Sales ($M) Adjusted EBITDA($M)(1) Capital Expenditures ($M) Q2 2016 LTM (2) 1) See appendix for adjusted EBITDA reconciliations 2) Metal price represents combined annual averages of LME + Midwest premium. Q2 2016 LTM Q2 2016 LTM Alcoa Corporation Financials per Form 10 LTM Adjusted EBITDA does not incorporate potential benefit in the second half of 2016 from business improvement programs, potential impact from new bauxite contracts, and one-time separation costs 988

Disciplined Financial Policy Focused on Prudent Capital Allocation Leverage Maintain prudent leverage through the business cycle Liquidity Operating cash flow is the primary source of liquidity Very significant credit capacity for working capital needs Aggressive Asset Portfolio Management Alcoa Corporation will continue to review our portfolio of assets and opportunities to maximize value creation; we believe we are well-positioned to pursue opportunities to reduce costs and grow revenue and margins across our portfolio Management will continue to monitor asset base relative to market conditions, industry trends and their position in the life cycle, and curtail, sell or close assets that do not meet our value generation thresholds Efficient Use of Available Capital Capital allocation priorities will be to sustain valuable assets and invest in small/medium high return projects in the most cost efficient manner while de-levering the balance sheet by managing debt and debt-liabilities Intend to deploy excess cash to maximize long-term financial flexibility. Return on capital (ROC) will be the primary metric used to determine capital allocation

Conclusion Section 5

Focused on our customers Lowest cost assets Superior value for investors Attractive to employees Ethical and sustainable practices Growth through cycles

Appendix

Key Value-Add Products Serve An Array Of End-Markets Cast Products key markets, uses and value-add products Slab Billet Foundry Rod End markets Automotive, industrial Main uses Wheels, steel coaters, cast parts Supplying locations Canada: Deschambault US: Intalco Europe: Lista, San Ciprian End markets Transportation, Industrial, B&C, Packaging Main uses Sheet and plate, can stock Supplying locations Canada: Baie Comeau, Becancour Europe: LaCoruna, Mosjoen, San Ciprian End markets Industrial, Electrical Main uses Overhead wire, mechanical and welding wire Supplying locations US: Massena Europe: Fjardaal End markets Transportation, B&C, Industrial Main uses Extrusions, wheels Supplying locations Canada: Becancour US: Intalco, Massena Brazil: Pocos de Caldas Europe: Aviles, LaCoruna, Lista, San Ciprian Transportation = auto and commercial transportation; global market share based on global volume ex China Market Share NA: 4% EU: 5% Global: 3% Market Share NA: 7% EU: 7% Global: 4% Market Share NA: 2% EU: 14% Global: 3% Market Share NA: 22% EU: 7% Global : 13%

Positioned for Future Market Scenarios Improved cost position by closing, divesting or curtailing higher cost smelting and refining capacity Enhanced portfolio with ~25% investment in Alcoa Corporation-Ma’aden joint venture, the lowest-cost integrated aluminum complex in the world Revolutionized market for pricing smelter-grade alumina Grown our portfolio of value-added cast product offerings Reorganized operating structure for greater efficiency, profitability and value-creation at each stage of the value chain Reduced costs in Rolled Products operations and intensified focus on innovation Reshaped portfolio and implemented changes to business model to make Alcoa resilient in times of market volatility

2016 Alcoa Inc. Market Sensitivities by Segment Alcoa Inc. Segment Annual ATOI1 Sensitivities LME API AUD BRL EUR CAD NOK Benchmark +/- $100/MT +/- $10/MT +/- 0.01 USD/AUD +/- 0.01 BRL/USD +/- 0.01 USD/EUR +/- 0.01 CAD/USD +/- 0.10 NOK/USD Primary Metals $169M ($28M) $2M Min $3M $2M $2M GRP2 $1M N/A N/A Min ($1M) N/A N/A TCS ($5M) N/A Min Min ($1M) Min N/A EPS ($1M) N/A Min Min ($1M) Min N/A Segment ATOI does not reflect Alumina Limited’s 40% minority interest After the separation, Warrick and Saudi Arabia rolling mill operations (currently in GRP segment) will be in Alcoa Corporation. Alumina1 $19M $72M $17M $1M $1M N/A N/A Alcoa Corporation Arconic ‘Min’ is defined as less than $1 million; N/A is defined as the segment not having exposure to the benchmark

Alcoa Corporation Adjusted EBITDA Reconciliation

($ in millions)	LTM Q2 2016	1H 2016	1H 2015	2015	2014	2013
Sales						
Sales to unrelated parties	$8,652	$3,953	$5,422	$10,121	$11,364	$11,035
Sale to related parties	930	499	647	1,078	1,783	1,538
Total sales	**$9,582**	**$4,452**	**$6,069**	**$11,199**	**$13,147**	**$12,573**
Adjusted EBITDA						
Net Income (loss) attributable to Alcoa Corporation	**$(1,197)**	**$(265)**	**$69**	**$(863)**	**$(256)**	**$(2,909)**
Add:						
Net income (loss) attributable to non-controlling interest	35	38	127	124	(91)	39
Provision for income taxes	255	86	233	402	284	123
Other expenses (income), net	71	16	(13)	42	58	14
Interest expense	261	130	139	270	309	305
Restructuring and other charges	832	92	243	983	863	712
Impairment of goodwill	-	-	-	-	-	1,731
Provision for depreciation, depletion, and amortization	731	355	404	780	954	1,026
Adjusted EBITDA	**$988**	**$452**	**$1,202**	**$1,738**	**$2,121**	**$1,041**

Alcoa Corporation's definition of Adjusted EBITDA (Earnings before interest, taxes, depreciation, and amortization) is net margin plus an add-back for depreciation, depletion, and amortization. Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation, depletion, and amortization. Adjusted EBITDA is a non-GAAP financial measure. Management believes that this measure is meaningful to investors because Adjusted EBITDA provides additional information with respect to Alcoa Corporation's operating performance and the Company's ability to meet its financial obligations. The Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies.

Advancing each generation. ALCOA 37

Segment Adjusted EBITDA Reconciliation

($ in millions)	2015					
Alcoa Corporation - Segments	**Bauxite**	**Alumina**	**Aluminum**	**Cast Products**	**Energy**	**Rolled Products**
After-tax operating income (ATOI)	**$258**	**$476**	**$1**	**$110**	**$145**	**$20**
Add:						
Depreciation, depletion, and amortization	94	202	311	42	61	23
Equity (income) loss	-	41	12	-	-	32
Income taxes	103	191	(77)	49	69	26
Other	-	-	-	-	-	-
Adjusted EBITDA	**$455**	**$910**	**$247**	**$201**	**$275**	**$101**
Total sales	$1,231	$5,030	$5,106	$6,232	$723	$1,011
Adjusted EBITDA margin	37.0%	18.1%	4.8%	3.2%	38.0%	10.0%

Alcoa Corporation's definition of Adjusted EBITDA (Earnings before interest, taxes, depreciation, and amortization) is net margin plus an add-back for depreciation, depletion, and amortization. Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation, depletion, and amortization. The Other line in the table above includes gains/losses on asset sales and other non-operating items. Adjusted EBITDA is a non-GAAP financial measure. Management believes that this measure is meaningful to investors because Adjusted EBITDA provides additional information with respect to Alcoa Corporation's operating performance and the Company's ability to meet its financial obligations. The Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies.

Advancing each generation. ALCOA 38